UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984
                                                     ---------

                           THE NEW IRELAND FUND, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                            300 First Stamford Place
                               STAMFORD, CT 06902
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
              -----------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 328-1820
                                                           --------------

                       Date of fiscal year end: OCTOBER 31
                                                ----------

                    Date of reporting period: APRIL 30, 2008
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                      THE
                                   NEW IRELAND
                                      FUND

                                    (GRAPHIC)

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2008

                   COVER PHOTOGRAPH -- BEN BULBEN, CO. SLIGO
                      PROVIDED COURTESY OF TOURISM IRELAND

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

     As may be seen in the Economic Review section below, along with many of the world economies, Ireland's growth rate has fallen to a level considerably below what it had been achieving for the past decade. However, having said this, after achieving a very satisfactory GDP growth rate of 5.3% in 2007, the forecasts for 2008 and 2009, at 2.4% and 3.6%, respectively, are quite satisfactory as they continue to be ahead of the forecasts for most western economies.

     For the quarter just ended and the fiscal half year, the Fund's Net Asset Value ("NAV") has considerably outperformed the Irish Equities Market ("ISEQ"). As may be seen below, for the quarter, the NAV increased by 3.5%*, in U.S. dollar terms as compared to the ISEQ's 0.3% and for the six month period the NAV declined by only 8.2% as compared to the decline of 13.8% in the ISEQ. In the context of the difficulties that markets worldwide have been experiencing, the Fund's performance over the past six months must be viewed as satisfactory and it is hoped that the next six months will see a further recovery in the Irish markets.

PERFORMANCE

     In the second fiscal quarter, the Fund's NAV increased by 3.5% to $22.62, which compares to a return of 0.3% in the ISEQ in U.S. dollar terms. Excluding Bank of Ireland, which the Fund is precluded from investing in, the Irish market was ahead 0.5%. For the first half of the current fiscal year the Fund's NAV declined 8.2% compared to a 13.8% decline in the ISEQ and a 12.3% decline in the ISEQ ex Bank of Ireland.

     The Fund's strong NAV performance vis-a-vis the ISEQ resulted mainly from corporate activity surrounding a number of its holdings in the last three months. However, in common with most equity markets worldwide, the Irish market struggled to make headway over the period. Just before the end of the quarter, the Fund made an investment in the pharmaceutical company, Elan, which is the fourth largest stock in the ISEQ.

     The Euro rose by 5.2% and 7.6% against the U.S. dollar over the three and six month periods, respectively. The Equity Market Review section below gives a more detailed analysis of the performance of some of the key stocks held by the fund.

     We continued to implement the Share Repurchase Program with 192,400 shares being repurchased and retired, since the beginning of the fiscal year, at a cost of $3,771,881. These repurchases represent a reduction of 4.09% of the shares outstanding at October 31, 2007 and they have resulted in a positive impact of 10 cents per share.

*    All returns are quoted in U.S. Dollars unless otherwise stated.

ECONOMIC REVIEW

     The Irish economy is transitioning to a period of lower growth in 2008 and 2009 after a decade of above average expansion. Following strong GDP growth of 5.3% in 2007, latest Central Bank of Ireland ("CBOI") forecasts are for 2.4% GDP growth in 2008 with a pick up to 3.6% in 2009.

     The construction sector is playing a significant role in the transition with residential construction output forecast to reach 48,000 units in 2008 followed by a forecast of 35,000 units for 2009 - a significant correction from the peak of 88,000 units completed in 2006. This will create an inevitable drag on growth over the next two years with a related knock-on effect on employment and consumption. However non-residential construction activity and infrastructural spending are expected to hold up relatively well, which will help cushion the impact on domestic investment arising from the residential construction slowdown.

     Despite currency headwinds, exports performance is expected to be strong over the coming year with exports growth of 5.6% being forecast for 2008 driven by continued strength in high technology and services. The improved exports picture combined with weaker domestic demand will accelerate a necessary rebalancing of the Irish economic mix.

     The international economic backdrop has deteriorated in recent months as problems in the global financial system have spilled into the real economy through restrictions in the availability of credit. U.S. growth has slowed considerably with weakness no longer confined to the residential sector. The U.K. has seen a significant softening in its domestic housing market which along with a deteriorating labor market has damaged consumer confidence and spending. The Euro area has also seen an easing of growth from the high levels experienced in the first nine months of 2007.

     Central banks across the world have undertaken extensive actions in recent months to improve confidence and restore liquidity in inter-bank and money markets. The U.S. Federal Reserve has moved aggressively on interest rates with 325 bps of cuts since September 2007. U.K. base rates have also been lowered to 5.0% while the tightening cycle in Europe would seem to have peaked. The combination of these measures should guard against further significant deterioration in the macro environment.

     Irish consumer sentiment declined in April. The overall Consumer Sentiment Index stood at 56.0 in April, compared to a figure of 63.3 in March. The corresponding figure for April 2007 was 83.0. The Live Employment Register total fell slightly in April to 199,700 from March. The number of male claimants continued to rise in the month reflecting the continued slowdown in domestic construction activity. Female claimants have also edged up over the last three months indicating that recent trends in the labor market are not solely confined to the construction sector. The estimated unemployment rate remained unchanged at 5.5% in the period. The CBOI forecasts an unemployment rate of 5.9% for 2008.

     Retail sales dropped 1.9% in February compared with January and 0.1% year-on-year. Car sales were the most obvious area of weakness primarily due to some negative tax changes for motorists. The trends in new housing also had some impact on furniture and electrical goods spending in the period. The CBOI forecasts domestic consumption growth at 3.4% for 2008 and 3.0% for 2009.

     The annual Harmonized Index of Consumer Prices ("HCIP") fell from 3.7% in March to 3.3% in April. Notable increases on a yearly basis included housing/water/gas (+9.7%) and food/non-alcoholic beverages (+8.1%). The decline in the headline number was assisted by clothing and footwear (-2.8%) and household furnishings (-1.0%). CBOI forecasts are for a decline in the annual inflation rate to 2.9% in 2008 and 2.2% in 2009.

     Annual private sector credit growth was 17.1% in March, little changed from 2007 year end levels. Non-mortgage credit rose to 20.8% in March up from a revised 18.9% in February. The slower housing market continued to impact on residential mortgages with the annual increase of 11.6% the lowest recorded since May 1992.

EQUITY MARKET REVIEW

     World stock markets posted marginally positive returns during the quarter:

                             QUARTER ENDED        YEAR TO DATE
                            APRIL 30TH, 2008    APRIL 30TH, 2008
                           -----------------   ------------------
                             LOCAL              LOCAL
                           CURRENCY   U.S. $   CURRENCY    U.S. $
                           --------   ------   --------   -------
Irish Equities (ISEQ)       -4.89%    -0.26%    -19.88%   -13.75%

S&P 500                      0.51%     0.51%    -10.57%   -10.57%
NASDAQ                       0.96%     0.96%    -15.61%   -15.61%
UK Equities (FTSE 100)       3.53%     3.24%     -9.44%   -13.61%
Japanese Equities            0.92%     2.92%    -16.14%    -7.45%

Dow Jones Eurostoxx 50       1.57%     6.51%    -15.24%    -8.76%
German Equities (DAX)        1.42%     6.35%    -13.35%    -6.72%
French Equities (CAC 40)     2.60%     7.60%    -14.56%    -8.03%
Dutch Equities (AEX)         7.76%    13.00%    -13.20%    -6.56%

     There was notable news flow in relation to a number of the Fund's holdings over recent months, highlights of which are as follows;

     HORIZON TECHNOLOGY GROUP PLC: Horizon Technology advanced strongly over the period as the Group was subject to a cash offer of E 1.18 a share from a U.S. IT distributor. Avnet has received irrevocable undertakings from shareholders in respect of almost 62% of outstanding shares including founder Samir Najib, making it highly likely the deal will close at this level.

     ORIGIN ENTERPRISES PLC: Origin Enterprises released exceptionally strong first half 2008 results with operating profit ahead almost 70%, driven by a doubling of agri-nutrition profits and a strong advance in the Group's core food business. Origin continues to be a prime beneficiary of renewed strength in primary agricultural production and has further expanded its reach in this area through the acquisition of agricultural consultant Masstock. Consensus forecasts for full year 2008 were raised 25% post the interim results.

     IAWS GROUP PLC: IAWS reported strong first half 2008 results with Group operating profit ahead 43% year-on-year. Despite increased raw material pressures the Group's Lifestyle Foods business in both Europe and North America saw advances in both volume and pricing. IAWS also continues to benefit from the strong operating performance in Origin Enterprises PLC in which it retains a 72% stake.

     MCINERNEY HOLDINGS PLC: McInerney continued to underperform in the period as housing markets in both Ireland and the U.K. showed signs of further deterioration. The tighter lending conditions being experienced in the U.K. in particular, have impacted volumes and profit forecasts for the current fiscal year. McInerney now trades at above a 40% discount to book value, implying a level of asset write-down which seems unrealistic despite the current poor operational conditions.

     RYANAIR HOLDINGS PLC: Ryanair struggled in the period as soaring fuel costs and the Group's un-hedged position for full year 2009 saw a material reduction in the year's earnings forecast. Despite passenger numbers and ancillary revenues being broadly in line with previous expectations, spot fuel prices are currently the key driver of earnings. Ryanair is currently trading at approximately a 20% premium to its realistic asset value, a level which attributes little value to the strength of the franchise and the unique cost advantage the firm enjoys over its peers. For this reason, despite the current short term difficulties the stock remains a core holding.

     DCC PLC: DCC performed poorly over the period as profit guidance for 2008 and 2009 was reined in primarily due to the group's translation exposure to sterling. However the Group's underlying businesses continue to perform well and the balance sheet remains significantly underleveraged giving the Group a solid platform for value enhancing deals over the coming months.

CURRENT OUTLOOK

     The Irish economy is transitioning to a period of slower growth over the next two years with CBOI forecasts of 2.4% and 3.6% for 2008 and 2009, respectively, below the trend of GDP growth achieved in the last decade. The international backdrop has also deteriorated in recent months as financial sector issues have spilled into the broader economy.

     The ISEQ continues to hover near a multi-year low with the benchmark index now trading at 9.7x 2008 earnings. This equates to a 20% discount to the broader European market for similar levels of earnings growth. Earnings risk remains to the downside but the market should be supported by continued corporate activity in the months ahead.

Sincerely,


/s/ Peter Hooper
Peter Hooper
Chairman
June 20, 2008

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

                MARKET VALUE (A)        NET ASSET VALUE (A)
             ----------------------   ----------------------
                           AVERAGE                  AVERAGE
             CUMULATIVE   ANNUAL(B)   CUMULATIVE   ANNUAL(B)
             ----------   ---------   ----------   ---------
Six Months     (12.29)     (12.29)       (8.23)      (8.23)
One Year       (29.38)     (29.38)      (21.30)     (21.30)
Three Year      41.56       12.28        40.29       11.95
Five Year      198.75       24.47       164.52       21.48
Ten Year        81.46        6.14        88.28        6.53

                       PER SHARE INFORMATION AND RETURNS

                                                                                                            SIX
                                                                                                           MONTHS
                                                                                                           ENDED
                                                                                                         APRIL 30,
                        1998    1999    2000    2001     2002     2003    2004    2005    2006    2007      2008
                       -----   -----   -----   ------   ------   -----   -----   -----   -----   -----   ---------
Net Asset
   Value ($)           21.36   19.75   20.06    13.28    11.04   16.29   20.74   24.36   32.55   30.95     22.62
Income
   Dividends ($)       (0.07)     --   (0.13)   (0.01)   (0.03)     --   (0.09)  (0.03)  (0.16)  (0.24)    (0.36)
Capital Gains
Other
   Distributions ($)   (0.70)  (1.14)  (1.60)   (2.65)   (0.69)     --      --      --   (1.77)  (2.40)    (4.86)
Total
   Return (%) (a)(b)   11.68   (2.37)  12.86   (20.99)  (11.44)  47.55   28.14   17.51   45.97    2.88     (8.23)

NOTES

(a) Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend and Cash Purchase Plan. Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend and Cash Purchase Plan. For more information with regard to Dividend and Cash Purchase Plan, see the most recent annual report filed with the Securities and Exchange Commission.

(b)  Periods less than one year are not annualized.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                 PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2008
                           (PERCENTAGE OF NET ASSETS)
                                  (UNAUDITED)

                                  (PIE CHART)

Construction and Building Materials   25.28%
Financial                             19.87%
Food and Beverages                    10.38%
Other Assets                           9.80%
Transportation                         7.69%
Health Care Services                   7.64%
Diversified Financial Services         5.29%
Food and Agriculture                   5.23%
Technology                             4.60%
Business Services                      4.22%

           TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2008 (UNAUDITED)

HOLDING                     SECTOR                                % OF NET ASSETS
-------------------------   -----------------------------------   ---------------
CRH PLC                     Construction and Building Materials        20.42%
Allied Irish Banks PLC      Financial                                  15.66%
Ryanair Holdings PLC        Transportation                              5.24%
IAWS Group PLC              Food and Agriculture                        5.23%
Kerry Group PLC, Series A   Food and Beverages                          4.69%
Elan Corp. PLC-ADR          Health Care Services                        4.58%
DCC PLC                     Business Services                           4.07%
C&C Group PLC               Food and Beverages                          3.29%
Origin Enterprises PLC      Agricultural Operations                     3.06%
United Drug PLC             Health Care Services                        3.05%

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED)

                                                              Value (U.S.)
April 30, 2008                                    Shares        (Note A)
--------------------------------------------   ------------   ------------
COMMON STOCKS (98.77%)
COMMON STOCKS OF IRISH COMPANIES (98.77%)
AGRICULTURAL OPERATIONS (3.06%)
   Origin Enterprises PLC (a)*                      428,163   $  3,499,697
                                                              ------------
BUSINESS SERVICES (4.22%)
   DCC PLC                                          202,501      4,656,609
   Newcourt Group PLC*                              155,655        174,485
                                                              ------------
                                                                 4,831,094
                                                              ------------
BUSINESS SUPPORT SERVICES (1.09%)
   Veris PLC*                                       500,000      1,245,524
                                                              ------------
CONSTRUCTION AND BUILDING MATERIALS (25.28%)
   CRH PLC                                          610,929     23,360,451
   Grafton Group PLC-UTS                            318,159      2,551,018
   Kingspan Group PLC                                80,595        934,817
   McInerney Holdings PLC                         1,518,564      2,080,549
                                                              ------------
                                                                28,926,835
                                                              ------------
DIVERSIFIED FINANCIAL SERVICES (5.29%)
   Boundary Capital PLC (a)*                        635,534        435,365
   FBD Holdings PLC                                  64,713      2,570,183
   IFG Group PLC                                    556,276      1,836,066
   TVC Holdings PLC (a)*                            815,973      1,206,873
                                                              ------------
                                                                 6,048,487
                                                              ------------
FINANCIAL (19.87%)
   Allied Irish Banks PLC                           849,471     17,920,494
   Anglo Irish Bank Corp. PLC                       114,660      1,606,633
   Irish Life & Permanent PLC                       200,477      3,210,192
                                                              ------------
                                                                22,737,319
                                                              ------------
FOOD & AGRICULTURE (5.23%)
   IAWS Group PLC                                   237,441      5,988,704
                                                              ------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)

                                                              Value (U.S.)
April 30, 2008                                    Shares        (Note A)
--------------------------------------------   ------------   ------------
COMMON STOCKS (CONTINUED)
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)
FOOD AND BEVERAGES (10.38%)
   C&C Group PLC                                    550,158   $  3,768,792
   Fyffes PLC                                       552,258        765,234
   Glanbia PLC                                      186,411      1,439,512
   Kerry Group PLC, Series A                        173,211      5,366,494
   Total Produce PLC                                552,258        533,084
                                                              ------------
                                                                11,873,116
                                                              ------------
FOREST PRODUCTS & PAPER (0.78%)
   Smurfit Kappa Group PLC (a)                       71,540        891,048
                                                              ------------
HEALTH CARE SERVICES (7.64%)
   Elan Corp. PLC-Sponsored ADR*                    199,400      5,242,226
   United Drug PLC                                  587,476      3,493,941
                                                              ------------
                                                                 8,736,167
                                                              ------------
MINING (0.64%)
   Kenmare Resources PLC*                           738,325        735,681
                                                              ------------
PUBLISHING AND NEWS (2.38%)
   Independent News & Media PLC                     916,258      2,724,666
                                                              ------------
REAL ESTATE DEVELOPMENT (0.08%)
   Blackrock International Land PLC*                218,009         89,946
                                                              ------------
TECHNOLOGY (4.60%)
   Horizon Technology Group PLC*                  1,321,900      2,346,203
   Norkom Group PLC (a)*                            364,481        896,590
   Norkom Group PLC*                                818,699      2,013,926
                                                              ------------
                                                                 5,256,719
                                                              ------------
TELECOMMUNICATIONS (0.54%)
   Zamano PLC*                                    1,100,000        616,534
                                                              ------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)

                                                              Value (U.S.)
April 30, 2008                                    Shares        (Note A)
--------------------------------------------   ------------   ------------
COMMON STOCKS (CONTINUED)
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)
TRANSPORTATION (7.69%)
   Aer Lingus Group PLC*                            192,627   $    539,823
   Aer Lingus Group PLC (a)*                        249,183        698,318
   Ryanair Holdings PLC*                          1,300,000      5,990,970
   Ryanair Holdings PLC-Sponsored ADR*               57,996      1,572,272
                                                              ------------
                                                                 8,801,383
                                                              ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $72,864,040)                                          113,002,920
                                                              ------------
TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT
   (Cost $72,864,040)                                         $113,002,920
                                                              ------------

                                                   Face
                                                   Value
                                               ------------
FOREIGN CURRENCY ON DEPOSIT (0.00%)
   British Pounds Sterling                        L  600      $      1,189
   Euro                                           E1,595             2,483
                                                              ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $3,711)**                                                   3,672
                                                              ------------
TOTAL INVESTMENTS (98.77%)
     (Cost $72,867,751)                                        113,006,592
OTHER ASSETS AND LIABILITIES (1.23%)                             1,409,730
                                                              ------------
NET ASSETS (100.00%)                                          $114,416,322
                                                              ============

----------
(a) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2008, these securities amounted to $7,627,891 or 6.67% of net assets.
*    Non-income producing security.
**   Foreign currency held on deposit at JPMorgan Chase & Co.
ADR  - American Depositary Receipt traded in U.S. dollars.
UTS  - Units

THE NEW IRELAND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

April 30, 2008

ASSETS:
   Investments at value (Cost $72,864,040)
      See accompanying schedule                                 U.S.$113,002,920
   Cash                                                                  100,300
   Foreign currency (Cost $3,711)                                          3,672
   Dividends receivable                                                1,673,473
   Prepaid expenses                                                       32,612
                                                                    ------------
      Total Assets                                                   114,812,977
                                                                    ------------
LIABILITIES:
   Payable for Fund shares redeemed                                      165,965
   Investment advisory fee payable (Note B)                               68,286
   Printing fees payable                                                  39,594
   Accrued audit fees payable                                             53,729
   Administration fee payable (Note B)                                    14,338
   Directors' fees and expenses (Note C)                                  18,307
   Custodian fees payable (Note B)                                         4,945
   Accrued legal fees payable                                             30,274
   Transfer agent fees payable                                               594
   Accrued expenses and other payables                                       623
                                                                    ------------
      Total Liabilities                                                  396,655
                                                                    ------------
NET ASSETS                                                      U.S.$114,416,322
                                                                    ============
AT APRIL 30, 2008 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
      Authorized 20,000,000 Shares
      Issued and Outstanding 5,057,384 Shares                   U.S.$     50,574
   Additional Paid-in Capital                                         58,858,674
   Undistributed Net Investment Income                                 1,105,595
   Accumulated Net Realized Gain                                      14,247,856
   Net Unrealized Appreciation of Securities,
      Foreign Currency and Net Other Assets                           40,153,623
                                                                    ------------
TOTAL NET ASSETS                                                U.S.$114,416,322
                                                                    ============
NET ASSET VALUE PER SHARE
   (Applicable to 5,057,384 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $114,416,322 / 5,057,384)                                 U.S.$      22.62
                                                                    ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF OPERATIONS

                                                                             For the Six Months Ended
                                                                                  April 30, 2008
                                                                                    (unaudited)
                                                                             ------------------------
INVESTMENT INCOME
   Dividends                                                                     U.S.$  1,932,276
   Interest                                                                                24,085
                                                                                     ------------
TOTAL INVESTMENT INCOME                                                                 1,956,361
                                                                                     ------------
EXPENSES
   Investment advisory fee (Note B)                            $   408,593
   Administration fee (Note B)                                      85,291
   Directors' fees and expenses (Note C)                           128,424
   Audit fees                                                       18,729
   Compliance fees                                                  31,930
   Legal fees                                                       39,918
   Printing fees                                                    29,216
   Custodian fees (Note B)                                          24,773
   Other                                                            93,516
                                                               -----------
TOTAL EXPENSES                                                                            860,390
                                                                                     ------------
NET INVESTMENT INCOME                                                            U.S.$  1,095,971
                                                                                     ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE E)
   Realized gain on:
      Securities transactions                                   14,229,690
      Foreign currency transactions                                 19,593
                                                               -----------
   Net realized gain on investments during the period                                  14,249,283
                                                                                     ------------
   Net change in unrealized appreciation/(depreciation) of:
      Securities                                               (29,370,654)
      Foreign currency and net other assets                            208
                                                               -----------
   Net unrealized depreciation of investments during the period                       (29,370,446)
                                                                                     ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                       (15,121,163)
                                                                                     ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               U.S.$(14,025,192)
                                                                                     ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                         Six Months Ended
                                                          April 30, 2008       Year Ended
                                                            (unaudited)     October 31, 2007
                                                         ----------------   ----------------
Net investment income                                    U.S.$  1,095,971   U.S.$  1,630,314
Net realized gain on investments                               14,249,283         22,978,204
Net unrealized depreciation of investments,
   foreign currency holdings and net other assets             (29,370,446)       (20,214,528)
                                                             ------------       ------------
Net increase/(decrease) in net assets
   resulting from operations                                  (14,025,192)         4,393,990
                                                             ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                    (1,695,425)        (1,113,999)
      Net realized gains                                      (22,888,234)       (11,139,986)
                                                             ------------       ------------
Total distributions                                           (24,583,659)       (12,253,985)
                                                             ------------       ------------
CAPITAL SHARE TRANSACTIONS:
      Value of 192,400 and 125,300 shares
         repurchased, respectively (Note G)                    (3,771,881)        (3,696,735)
      Value of shares issued to shareholders in
         connection with a stock distribution (Note F)         11,032,330          6,219,513
                                                             ------------       ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                    7,260,449          2,522,778
                                                             ------------       ------------
      Total decrease in net assets                            (31,348,402)        (5,337,217)
                                                             ------------       ------------
NET ASSETS
      Beginning of period                                     145,764,724        151,101,941
                                                             ------------       ------------
      End of period (Including undistributed
         net investment income of $1,105,595
         and $1,705,049, respectively)                   U.S.$114,416,322   U.S.$145,764,724
                                                             ============       ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                   Six Months Ended                  Year Ended October 31,
                                                    April 30, 2008    ----------------------------------------------------
                                                     (unaudited)        2007       2006       2005       2004       2003
                                                  -----------------   --------   --------   --------   -------     -------
Operating Performance:
Net Asset Value,
   Beginning of Year                              U.S.$  30.95        $  32.55   $  24.36   $  20.74   $ 16.29     $ 11.04
                                                      --------        --------   --------   --------   -------     -------
Net Investment Income/(Loss)                              0.22            0.35       0.23       0.16     (0.00)#      0.07
Net Realized and Unrealized
   Gain/(Loss) on Investments                            (3.18)           0.69       9.98       3.38      4.49        5.08
                                                      --------        --------   --------   --------   -------     -------
Net Increase/(Decrease) in
   Net Assets Resulting from
   Investment Operations                                 (2.96)           1.04      10.21       3.54      4.49        5.15
                                                      --------        --------   --------   --------   -------     -------
Distributions to Shareholders from:
   Net Investment Income                                 (0.36)          (0.24)     (0.16)     (0.03)    (0.09)         --
   Net Realized Gains                                    (4.86)          (2.40)     (1.77)        --        --          --
                                                      --------        --------   --------   --------   -------     -------
Total from Distributions                                 (5.22)          (2.64)     (1.93)     (0.03)    (0.09)         --
                                                      --------        --------   --------   --------   -------     -------
Anti-Dilutive/(Dilutive) Impact
   of Capital Share Transactions                         (0.15)+++        0.00++    (0.09)+     0.11      0.05        0.10
                                                      --------        --------   --------   --------   -------     -------
Net Asset Value,
   End of Period                                  U.S.$  22.62        $  30.95   $  32.55   $  24.36   $ 20.74     $ 16.29
                                                      ========        ========   ========   ========   =======     =======
Share Price, End of Period                        U.S.$  20.23        $  28.96   $  30.67   $  21.95   $ 18.46     $ 13.81
                                                      ========        ========   ========   ========   =======     =======
Total NAV Investment Return (a)                          (8.23)%(c)       2.88%     45.97%     17.51%    28.14%      47.55%
                                                      ========        ========   ========   ========   =======     =======
Total Market Investment
   Return (b)                                           (12.29)%(c)       2.17%     52.47%     19.07%    34.47%      59.28%
                                                      ========        ========   ========   ========   =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
   End of Year (000's)                            U.S.$114,416        $145,765   $151,102   $110,189   $97,253     $77,790
Ratio of Net Investment
   Income/(Loss) to Average
   Net Assets                                             1.93%++++       1.02%      0.86%      0.66%    (0.00%)@@    0.54%
Ratio of Operating Expenses
   to Average Net Assets                                  1.51%++++       1.31%      1.40%      1.34%     1.80%       1.78%
Portfolio Turnover Rate                                     10%             13%        11%        13%        5%         10%

(a) Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(c) Return is based on the six months ended April 30, 2008. Periods less than one year are not annualized.
+ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.
++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.
+++ Amount represents $0.10 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.
++++ Annualized
#    Amount represents less than $0.01 per share.
@@   Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Fund adopted, the provision of Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. As of April 30, 2008, management has reviewed the tax positions in the open tax years 2004 to 2007 and evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the fund's financial statements.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2008.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

     USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accrual results could differ from those estimates.

     NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Also, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the Funds' choice to use fair value on their earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. SFAS 159 is effective for fiscal years beginning after November 15, 2007.

     At this time, management is evaluating the implications SFAS 157 and SFAS 159 and their impact on the Funds' financial statements, if any, has not been determined.

B. MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the six months ended April 30, 2008, the Fund incurred expenses of U.S. $85,291 on administration fees to PFPC, Inc.

     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets. During the six months ended April 30, 2008, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $24,773.

C. DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $16,000, plus U.S. $2,000 for each meeting of the Board of Directors attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. A fee of U.S. $2,000 is paid for each meeting of a Committee of the Board attended in person or via telephone. The Fund pays the Chairman of the Board of Directors of the Fund an additional annual fee of U.S. $36,750. Also, the Fund pays the Chairperson of the Audit Committee an additional U.S. $3,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2008 excluding U.S. government and short-term investments, aggregated U.S. $11,877,976 and U.S. $26,161,433, respectively.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

E. COMPONENTS OF DISTRIBUTABLE EARNINGS:

     At October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed   Accumulated
   Ordinary      Long-Term    Net Unrealized
    Income         Gains       Appreciation
-------------   -----------   --------------
  $2,655,292    $21,936,564     $69,524,069

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of April 30, 2008 were as follows:

                                                                      Gross
                     Gross           Gross                          Unrealized
                  Unrealized       Unrealized     Net Unrealized   Appreciation       Net
Total Cost of    Appreciation     Depreciation     Appreciation     on Foreign     Unrealized
 Investments    on Investments   on Investments   on Investments      Currency    Appreciation
-------------   --------------   --------------   --------------   ------------   ------------
 $72,864,040      $45,352,265     $(5,213,385)      $40,138,880       $14,743      $40,153,623

     There were no permanent tax and book differences in gross appreciation/depreciation of securities or the cost basis of securities.

F. COMMON STOCK:

     For the six months ended April 30, 2008, the Fund issued 540,271 shares in connection with stock distribution in the amount of $11,032,330.

G. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the six months ended April 30, 2008, the Fund repurchased 192,400 (4.09% of the shares outstanding at October 31, 2007 year end) of its shares for a total cost of $3,771,881, at an average discount of 11.91% of net asset value.

     For the year ended October 31, 2007, the Fund repurchased 125,300 (2.70% of the shares outstanding at October 31, 2006 year end) of its shares for a total cost of $3,696,735, at an average discount of 8.79% of net asset value.

H. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

                              PORTFOLIO INFORMATION

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at HTTP://WWW.NEWIRELANDFUND.COM; (3) on the SEC's website at HTTP://WWW.SEC.GOV; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at HTTP://WWW.SEC.GOV.

                               ADVISORY AGREEMENT

     (In this disclosure, the term "Fund" refers to The New Ireland Fund, Inc., the term "Adviser" refers to Bank of Ireland Asset Management (U.S.) Limited and the term "Administrator" refers to PFPC).

     The Directors unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser in respect of the Fund at a meeting held on March 4, 2008.

     In preparation for the meeting, the Directors had requested and evaluated various materials from the Adviser and the Administrator, including performance and expense information for other investment companies with analogous objectives (i.e., single country closed-end funds) derived from data compiled by an independent third party provider ("15c Provider"). Prior to voting, the Directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The Directors who were not "interested persons" of the Fund or the Adviser also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with analogous investment objectives and to the Irish Stock Exchange index;

     2. the nature, extent and quality of investment and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;

     5. comparative fee and expense data for the Fund and other investment companies with analogous investment objectives;

     6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     7. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;

     8. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     9.   the terms of the Advisory Agreement.

     The Directors also considered the nature and quality of the services provided by the Adviser to the Fund, based on their experience as directors of the Fund, their confidence in the Adviser's integrity and competence gained from that experience and the Adviser's responsiveness to concerns raised by them in the past and to personnel changes in the Adviser's portfolio managers.

     The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, the expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

     The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Although the Fund retains a separate third party administrator, the Adviser also provides the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the Director and the Officers of the Fund who are employees of the Adviser.

     The Directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund's Chief Compliance Officer, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Fund. The quality of other services, including the Adviser's assistance in the coordination of the activities of some of the Fund's other service providers, also were considered. The Directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Fund. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

     At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Adviser stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

     The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser's expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser's level of profitability, from its relationship with the Fund, was not excessive.

FALL-OUT BENEFITS

     The Adviser advised the Directors that no portfolio transactions were allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund's purchases and sales of securities. As a result, none of the Adviser's research or other expenses were offset by the use of the Fund's commissions.

     The Directors also noted that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

     The Directors considered the investment results of the Fund as compared to investment companies with analogous investment objectives. This was determined based on the information provided by the 15c Provider and by reviewing the Irish Stock Exchange index ("ISEQ"). The ISEQ was reviewed, both including and excluding the common shares, of the Adviser's parent company, which represents approximately 11% of the capitalization weighted ISEQ index, and which the Fund is not permitted to purchase. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

     At the meeting, the Directors also reviewed information, showing the performance of the Fund. This compared the Fund to certain funds in its 15c Provider category (i.e., Western European single-country closed-end funds) over annualized rolling one-, three-, five- and ten-year periods ended at January 31, 2008. They also compared the Fund to a securities index over one-year and annualized rolling three-year periods, and for the most recent interim period. The comparative information showed that the performance of the Fund compared favorably to such funds and was at or above that of the securities index. The Directors also noted that the Fund's diversification criteria limited its investment flexibility compared to many advisory accounts advised by the Adviser. Based upon their review, the Directors concluded that the Fund's relative investment performance over time had been satisfactory.

EXPENSE RATIO

     The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant 15c Provider category (referred to herein as the Fund's "peer group") and viewed such comparison to be favorable to the Fund.

ADVISORY FEE

     The Directors were advised that the Fund is the Adviser's only U.S. client, managed exclusively, in Irish equity securities and subject to its diversification restraints and inability to purchase the common shares of the Adviser's parent company. Other institutional accounts, which included Irish equities, generally had much broader mandates with fee structures differing substantially from the Fund and, recognizing its current level of assets, such institutional fees appeared somewhat but not significantly lower.

     The Adviser reviewed with the Directors the major differences in the scope of services, it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, employees who serve as Officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

     The Fund's peer group consisted of 29 portfolios in the relevant 15c Provider category. The information showed that the Fund's effective advisory fee rate of .66% (based on net assets at January 31, 2008) was well within the range of advisory fees paid by the portfolios in the group, and was below the average and the median for the group.

     The Directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Adviser to its other clients.

     The Directors noted that the Adviser's fee has a substantial decrement (from .75% to .50% of average net assets) at a relatively low level of total net assets ($100 million), in comparison to others in the Fund's peer group.

     The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund's shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

     After considering the information, the Directors concluded that they believed that the Fund's advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

     In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers. However, the Directors noted that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS

Peter J. Hooper    - CHAIRMAN OF THE BOARD
Michael J. Grealy  - PRESIDENT AND DIRECTOR
David Dempsey      - DIRECTOR
Margaret Duffy     - DIRECTOR
Denis P. Kelleher  - DIRECTOR
George G. Moore    - DIRECTOR
Lelia Long         - TREASURER
Colleen Cummings   - ASSISTANT TREASURER
Vincenzo Scarduzio - SECRETARY
Salvatore Faia     - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISER
                 Bank of Ireland Asset Management (U.S.) Limited
                            300 First Stamford Place
                          Stamford, Connecticut 06902

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                    CUSTODIAN
                              JPMorgan Chase & Co.
                       North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                  LEGAL COUNSEL
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                              Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  c/o PFPC Inc.
                                 99 High Street
                                   27th Floor
                          Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)    Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                          (d) Maximum Number (or
                                     (b) Average       (c)Total Number of Shares        Approximate Dollar Value) of
                  (a) Total  Number    Price Paid per  (or Units) Purchased as Part   Shares (or Units) that May Yet Be
                    of Shares (or      Share (or       ofPublicly Announced Plans       Purchased Under the Plans or
      PERIOD      Units) Purchased       Unit)                or Programs                        Programs

November 1, 2007    0                  0                 0                              470,951
to November 30,
2007

December 1, 2007    0                  0                 0                              470,951
to December 31,
2007

January 1, 2008     20,000             19.42             20,000                         470,951
to January 31,
2008

February 1, 2008    13,400             19.02             13,400                         470,951
to February 29,
2008

March 1, 2008       67,400             19.10             67,400                         470,951
to March 31,
2008

April 1, 2008       91,600             20.10             91,600                         470,951
to April 30,
2008

Total               192,400            19.60             192,400                        470,951


a.       The date each plan or program was announced: FEBRUARY 2000
b. The dollar amount (or share or unit amount) approved: 10% OF SHARES OUTSTANDING AT THE PREVIOUS FISCAL YEAR END.
c.       The expiration date (if any) of each plan or program: NONE
d. Each plan or program that has expired during the period covered by the table: NONE
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. NONE


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

       (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


       (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ MICHAEL GREALY
                         -------------------------------------------------------
                           Michael Grealy, President
                           (principal executive officer)

Date                JUNE 18, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ MICHAEL GREALY
                         -------------------------------------------------------
                           Michael Grealy, President
                           (principal executive officer)

Date                JUNE 18, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date                JUNE 18, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.